HOL03   110318
                SUPPLEMENT TO THE PROSPECTUS
                     DATED JUNE 30, 1998
                  MASON STREET FUNDS, INC.


The Prospectus is amended by adding the following bullet point under the heading "Special Waivers" on page 26:

     Shares purchased by an endowment fund, foundation or other nonprofit or charitable organization with total assets over $5 million, with an initial investment exceeding $1 million.

The Prospectus is also amended by replacing the second bullet point above Reinstatement Privilege on page 26 with the following:

     Purchases by qualified retirement plans, nonqualified deferred compensation plans and Simple IRAs which meet at least one of the following four criteria: (1) the plan has at least 50 eligible participants; (2) the plan makes an initial investment of $250,000 or more;
     (3) the plan sponsor demonstrates to the satisfaction of Mason Street Funds that the aggregate purchases by the plan will be equal to at least $250,000 within a reasonable period of time, as determined by Mason Street Funds in its sole discretion; or (4) the sum of the current market value of the plan assets invested in any of the Funds or the SSgA Money Market Fund and the current purchase amount is at least $250,000; and

The Prospectus is also amended by replacing the Express or Certified Mail address on page 31 with the following:

Mason Street Funds
330 West 9th Street
Kansas City, MO  64105






   The date of this Prospectus Supplement is September 29,
                            1998.